SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                             USAA Mutual Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

                                                               PRELIMINARY COPY

IMPORTANT INFORMATION FOR SHAREHOLDER IN THE S&P 500 INDEX FUND.

August 19, 1999

USAA EAGLE LOGO
USAA Mutual Fund, Inc.
9800 Fredericksburg Road
San Antonio, Texas  78288

This document contains your proxy statement and proxy card. This proxy card is, in essence, a ballot to vote the shares you own in the above-listed mutual fund. When you complete, sign, and mail to us your proxy card, it tells us how to vote on your behalf on important issues relating to your fund, and we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations found on page 6.

If you prefer, instead of mailing the enclosed proxy card, you can cast your vote through the Internet by going to www.proxyvote.com. You may also cast your vote by calling 1-800-454-8683 or in person at the shareholder meeting. We encourage you to vote by Internet or telephone, using the 12-digit "control number" that appears on your proxy card. Voting by these methods minimizes the Fund's costs of solicitation (no return-mail postage).

We urge you to spend some time reviewing this proxy statement. Please promptly cast your vote with us, whether by mail, Internet, telephone, or attending the shareholder meeting in person. When shareholders don't vote in sufficient numbers, the fund must incur the additional expense of follow-up solicitation, which hurts your fund's performance. If you have any questions on these materials, please contact us at 1-800-563-4957.

                         TABLE OF CONTENTS


         A Message from the President.............................    3
         Notice of Shareholder Meeting............................    4
         Proxy Statement..........................................    6
         Board of Directors' Recommendations......................    6
         Further Information About Voting
              and Shareholder Meeting.............................   33
         Further Information About Your Fund......................   35
         EXHIBIT A: Proposed Amendment to Company's
              Articles of Incorporation...........................   37
         EXHIBIT B: Form of New Advisory Agreement................   38
         PROXY CARD ENCLOSED

                                                               PRELIMINARY COPY
                          A MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, through the Internet by going to the web site (www.proxyvote.com), or by calling our special toll-free number, 1-800-690-6903. We are asking for your vote on the following matters:

   I.    Election of Board of Directors of USAA Mutual Fund, Inc.;

  II. Approval of an amendment to the Articles of Incorporation of USAA Mutual Fund, Inc. to permit the Company to redeem shareholder accounts under terms and conditions established by the Board of Directors;

 III. Ratification of the selection of PricewaterhouseCoopers LLP by the Board of Directors to serve as the independent accountants of the Fund; and

  IV.    Equity 500 Index Portfolio matters:

         A. the approval of a new investment advisory agreement between the Equity 500 Index Portfolio
             (Portfolio) and Bankers Trust Company;

         B.  the election of nine Trustees of the Portfolio; and

         C. the ratification of the selection by the Board of Trustees of the Portfolio of the independent accountants for the Portfolio.

Although we would like very much to have each shareholder attend the shareholder meeting, we realize this is not always possible. Whether or not you plan to be present, we need your vote. For your convenience you may also cast your vote on the Internet, by calling a toll-free number, or by mailing the completed and signed enclosed proxy card (a postage-paid envelope has been enclosed for this purpose).

However you choose to cast your vote, we urge you to do so in a timely manner.

Please do not set this proxy aside for another time. When shareholders don't promptly cast their votes, their fund may have to incur the additional expense of follow-up communications. All shareholders benefit from timely voting.

Your vote is important to us. We appreciate the time and consideration that I'm confident you will give this matter. If you have any comments or questions about any of the proposals, please contact us at 1-800-563-4957.

                                            Sincerely yours,

                                            /s/Michael J. C. Roth
                                            ---------------------
                                            Michael J. C. Roth, CFA
                                            President and
                                            Vice Chairman of the Board

                                                               PRELIMINARY COPY
                             USAA MUTUAL FUND, INC.

                            800 Fredericksburg Road
                            San Antonio, Texas 78288

                       Notice of Meeting of Shareholders

                          TO BE HELD OCTOBER 15, 1999

This is the formal agenda for the shareholder meeting (Shareholder Meeting) of the S&P 500 Index Fund (Fund). USAA Mutual Fund, Inc. (Company) is an open-end management investment company incorporated under the laws of the state of Maryland that offers shares in thirteen no-load mutual funds, of which this Fund is one.

This Notice of Meeting tells you what matters will be voted on and the time and place of the Shareholder Meeting, if you plan to attend in person.

A Shareholder Meeting of the Company will be held on October 15, 1999 at 2 p.m., Central Standard Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, to consider the following matters:

   I.    Election of the Company's Board of Directors. See page 7.

  II. Approval of an amendment to the Company's Articles of Incorporation to permit the Company to redeem shareholder accounts under terms and conditions established by the Board of Directors. See page 13.

 III. Ratification of the selection of PricewaterhouseCoopers LLP by the Board of Directors to serve as the independent accountants of the Fund. See page 16.

  IV.    Equity 500 Index Portfolio matters:

         a. The approval of a new investment advisory agreement between the Equity 500 Index Portfolio (Portfolio) and Bankers Trust Company. See page 19.

         b. The election of nine Trustees of the Portfolio. See page 28.

         c. The ratification of the selection by the Board of Trustees of the Portfolio of PricewaterhouseCoopers LLP as the independent accountants for the Portfolio. See page 32.

           THE NEW INVESTMENT ADVISORY AGREEMENT WITH BANKERS TRUST COMPANY CONTAINS SUBSTANTIALLY THE SAME TERMS AND CONDITIONS, EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS AND INITIAL TERM, AS THE PRIOR INVESTMENT ADVISORY AGREEMENT PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE PORTFOLIO. AS MORE FULLY DISCUSSED IN THE FOLLOWING PROXY STATEMENT, APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, WHICH PROVIDES FOR

           THE SAME SERVICES TO BE PROVIDED BY THE BANKERS TRUST COMPANY AT THE SAME FEES, IS GENERALLY OCCASIONED BY THE MERGER OF CIRCLE ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK AG, WITH AND INTO BANKERS TRUST CORPORATION, THE PARENT COMPANY OF BANKERS TRUST COMPANY.

                                            By Order of the Board of Directors


                                            Michael D. Wagner
                                            Secretary

San Antonio, Texas
August 19, 1999

-------------------------------------------------------------------------------
   WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE, OR VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM, OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903, SO YOU WILL BE REPRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

                                                               PRELIMINARY COPY
                                PROXY STATEMENT

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (SEC) and, is, therefore, quite detailed. If there is anything you don't understand, please contact us at 1-800-563-4957.

*    WHO IS ASKING FOR MY VOTE?

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY ISSUING SHARES OF THE S&P 500 INDEX FUND (FUND). How you vote, whether by mail, Internet, telephone, or in person, will be used at the Shareholder Meeting, and if the Shareholder Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

*    WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

     As a shareholder, you may vote in one of four ways. First, you may vote in person by attending the Shareholder Meeting. Second, you may vote by sending to us a completed and executed proxy card. The proxy card has been included with this Proxy Statement, along with a postage-paid envelope for your convenience in mailing to us your proxy card. Third, you may cast your vote through the Internet by going to the web site, www.proxyvote.com. Finally, you may also cast your vote by calling our special toll-free number, 1-800-690-6903. If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.

* HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE ON THESE PROPOSALS?

     The Board of Directors recommends that you vote:

       I. FOR the election of all nominees for election to the Company's Board of Directors;

      II. FOR the approval of an amendment to the Company's Articles of Incorporation to permit the Company to redeem shareholder accounts under terms and conditions established by the Board of Directors;

     III. FOR the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund; and

      IV.  Equity 500 Index Portfolio matters:

            a. FOR the approval of  a new investment advisory agreement between the Equity 500 Index Portfolio (Portfolio) and Bankers Trust Company;

            b. FOR the election of nine Trustees of the Portfolio; and

            c. FOR the ratification of the selection by the Board of Trustees of the Portfolio of PricewaterhouseCooper LLP as the independent accountants for the Portfolio.

*    WHO IS ELIGIBLE TO VOTE?

     All shareholders of the Fund as of the Record Date (close of business on August 19, 1999) are entitled to vote on Proposals I, II, and IV (a)-(c) at the Shareholder Meeting, or any adjournment thereof. Shareholders on the Record Date of the other twelve funds offered by the Company
     (Aggressive Growth Fund, First Start Growth Fund, Growth & Income Fund, Growth Fund, High-Yield Opportunities Fund, Income Fund, Income Stock Fund, Intermediate-Term Bond Fund, Money Market Fund, Science & Technology Fund, Short-Term Bond Fund, and Small Cap Stock Fund) will also be entitled to participate in the Shareholder Meeting with respect to Proposals I and II. As of August 4, 1999, there were _______ shares of S&P 500 Index Fund issues outstanding. The Notice of Meeting, the proxy card, and the Proxy Statement have been mailed to shareholders of record on or about August 19, 1999. A separate proxy statement containing information on Proposals I and II and on other matters to be acted upon separately by shareholders of the above-listed funds, including ratification of the selection by the Board of Directors of independent auditors of these twelve funds, is being sent to shareholders of record of those funds on the same date.

     Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the Shareholder Meeting, your shares will be voted as determined by the discretion of the proxies.

                                   PROPOSAL I

                         ELECTION OF BOARD OF DIRECTORS

*    WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

-    Robert G. Davis*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Davis, age 52, is President and Chief Operating Officer of United Services Automobile Association (USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network,

     Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12-96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus (8/91-12/95). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

-    Michael J. C. Roth*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr.  Roth,  age 57,  is Chief  Executive  Officer,  IMCO  (10/93-present);
     President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; Trustee and Vice Chairman of USAA Life Investment Trust.

-    David G. Peebles*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Peebles, age 59, is Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98).

-    Barbara B. Dreeben
     200 Patterson, #1008
     San Antonio, Texas 78209

     Mrs. Dreeben, age 54, is President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

-    Robert L. Mason, Ph.D.
     12823 Queens Forest
     San Antonio, Texas 78230

     Dr. Mason, age 53, is Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

-    Michael F. Reimherr
     128 East Arrowhead
     San Antonio, Texas 78228

     Mr. Reimherr, age 53, is President of Reimherr Business Consulting (5/95-present). Mr. Reimherr previously served as President of Twang Candy Company (5/91-5/94).

-    Richard A. Zucker
     407 Arch Bluff
     San Antonio, Texas 78216

     Mr. Zucker, age 56, is Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA Family of Funds.

_______________

     * indicates individual who is deemed to be an "interested person" of the Company under the Investment Company Act of 1940 (1940 Act) because of his affiliation with IMCO and its affiliates.

Except as indicated above, the principal occupations and business experience of the nominees for the Board of Directors for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Mr. Roth, Mrs. Dreeben, and Mr. Zucker were elected by the shareholders in October 1995. Dr. Mason and Mr. Davis were appointed by the Company's Board of Directors in September 6, 1996, and November 20, 1996, respectively. Neither Mr. Peebles nor Mr. Reimherr are currently members of the Board of Directors. Each director serves until his or her successor is elected and qualified. Each of the nominees has agreed to serve on the Board of Directors if elected. If any of the nominees is unavailable for election at the time of the Shareholder Meeting, which is not anticipated, the Board of Directors may vote for other nominees at their discretion.

*      WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF DIRECTORS?

     The Board of Directors is responsible for the general oversight of the Fund's business and for assuring that your Fund is managed in the best interests of its shareholders. The Board of Directors periodically reviews your Fund's investment performance as well as the quality of other services provided to your Fund and its shareholders by the Fund's service providers including, USAA Investment Management Company (IMCO) and its affiliates. IMCO acts as the investment adviser to the Fund. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Directors reviews the fees paid by the Company for these services and the overall level of your Fund's operating expenses.

*    WHY ARE WE NOW ELECTING NEW MEMBERS OF THE BOARD OF DIRECTORS?

     Under the 1940 Act, the Board of Directors may fill vacancies on the Board of Directors or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, two of the Company's seven directors have not previously been elected by shareholders. Furthermore, Howard L.



     Freeman, Jr. and John W. Saunders, Jr., each of whom has previously been elected by shareholders, have announced their intention to resign as directors effective as of December 31, 1999. The Board of Directors believes that it would be in the best interests of shareholders to fill both vacancies resulting from these resignations and, therefore, has nominated Mr. Peebles and Mr. Reimherr to become directors effective as of January 1, 2000. In light of the fact that only three of the Company's directors will have been elected by shareholders as of such date, it follows that a meeting of shareholders will need to be held to elect directors.

     Under the 1940 Act, the Company is also required to call a meeting of shareholders promptly to elect directors if at any time less than a majority of the directors have been elected by shareholders. By holding a meeting to elect directors at this time, the Company may be able to delay the time at which another shareholder meeting is required for the election of directors, which will result in a savings of the costs associated with holding such a meeting.

*    HOW LONG CAN DIRECTORS SERVE ON THE BOARD OF DIRECTORS?

     Pursuant to a policy adopted by the Board of Directors, each duly elected or appointed director will continue to serve as a director until the director either reaches age 70 or has served 10 years in such capacity. A director of the Company may resign or be removed by a vote of the holders of a majority of the outstanding shares of the funds at any time.

*    DOES USAA OWN SHARES IN ANY OF THE FUNDS?

     As of June 30, 1999, USAA, a Texas reciprocal inter-insurance exchange, beneficially owned directly or indirectly through one or more of its affiliates 50,799,283 shares (38%) of the Fund. It is anticipated that USAA and its affiliates, as well as any related employee benefit plan(s), will vote their shares of the Fund in favor of each of the proposals. The address of USAA and its affiliates is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     As far as is known to the Board of Directors, as of June 30, 1999, no other person held of record or owned beneficially more than 5% of the voting stock of the Fund.

* WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF DIRECTORS REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Directors seeks to represent shareholder interests by:

     * reviewing your Fund's investment performance on an individual basis with your Fund's respective managers;

     * reviewing the quality of the various other services provided to the Fund and its shareholders by the Fund's service providers, including IMCO and its affiliates;

     * discussing with senior management of IMCO steps being taken to address any performance deficiencies;

     * reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of the other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     * monitoring potential conflicts between the Fund and IMCO and its affiliates to ensure that the Fund continues to be managed in the best interests of their shareholders; and

     * monitoring potential conflicts among funds in the USAA Family of Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

*    HOW OFTEN DOES THE BOARD OF DIRECTORS MEET?

     The Board of Directors typically conducts regular meetings five or six times a year to review the operations of your Fund and of the other funds in the USAA Family of Funds. A portion of these meetings is devoted to meetings of various committees of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     Between the meetings of the Board of Directors and while the Board of Directors is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board of Directors. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board of Directors. The Audit Committee of the Board of Directors reviews the financial statements and the auditors' reports and undertakes certain studies and analyses as directed by the Board of Directors. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent directors. See FURTHER INFORMATION ABOUT YOUR FUND -- COMMITTEES OF THE BOARD Of DIRECTORS.

     During the fiscal year ended December 31, 1998, the Board of Directors met six times, the Executive Committee did not meet, the Audit Committee met five times, the Pricing and Investment Committee met three times and the Corporate Governance Committee met three times. Each director attended at least 75% of the total number of meetings of the Board of Directors and any committee on which he or she served.


*    WHAT ARE THE MEMBERS OF THE BOARD OF DIRECTORS PAID FOR THEIR SERVICES?

     The Company pays each independent director a fee for his or her services. Directors affiliated with IMCO and its affiliates are not compensated by the Company for their service on the Board of Directors. Each independent director also receives fees for serving as a director/trustee of the other funds in the USAA Family of Funds. Directors and committee members are compensated on the basis of an annual retainer of $5,250 for the Company plus reimbursement for reasonable expenses incurred in attending any meetings of the Board of Directors or a committee. The fee for attending a regular or special meeting of the Board of Directors is $1,500. All funds in the USAA Family of Funds meet on a combined basis for regular meetings, and one meeting fee is allocated evenly among the total number of funds represented at the meeting. The fee for serving on one or more committees is $500 per committee. All compensation paid to directors is used to acquire shares of one or more funds in the USAA Family of Funds under an automatic investment program for directors. The directors periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to directors/trustees of other mutual fund companies.

     The fees paid to each director by the Company and by all the funds in the USAA Family of Funds for the year ended December 31, 1998, are shown below:

                               COMPENSATION TABLE
                PENSION OF
                RETIREMENT        AGGREGATE      ESTIMATED   TOTAL ANNUAL
                BENEFIT           ANNUAL         ANNUAL      COMPENSATION
NAME OF         ACCRUED AS PART   COMPENSATION   BENEFITS    FROM THE USAA
THE DIRECTOR    OF FUND EXPENSES  FROM THE FUNDS RETIREMENT  FAMILY OF FUNDS(c)
-------------------------------------------------------------------------------
Robert G. Davis        None (a)        None (b)       None (b)    None (b)
Michael J. C. Roth     None (a)        None (b)       None (b)    None (b)
John W. Saunders, Jr.  None (a)        None (b)       None (b)    None (b)
Barbara B. Dreeben     None (a)        $9,536         None        $36,500
Howard L. Freeman, Jr. None (a)        $9,536         None        $36,500
Robert L. Mason, Ph.D. None (a)        $9,536         None        $36,500
Richard A. Zucker      None (a)        $9,536         None        $36,500

____________________

(a)  No pension or retirement benefits are accrued as part of fund expenses.

(b) Robert G. Davis, Michael J. C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other fund in the USAA Family of Funds.

(c) At December 31, 1998, the USAA Family of Funds consisted of four registered investment companies offering 35 individual mutual funds. Each director presently serves as a director or trustee of each investment company in the USAA Family of Funds. In addition, Michael J. C. Roth presently serves as a trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance
     Company. Mr. Roth receives no compensation as trustee of USAA Life Investment Trust.

All of the above directors are also directors/trustees of all other funds in the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer or employee of IMCO or its affiliates. As of June 30, 1999, the directors and their families as a group owned beneficially or of record less than 1% of the outstanding shares of all funds within the USAA Family of Funds.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS?

     The nominees for directors of the Company receiving the vote of a plurality of the votes cast at a meeting at which a quorum is present shall be elected. Shareholders of the other twelve funds offered by the Company, together with the Fund, will vote as a single class on the election of directors.

                                  PROPOSAL II

                             AMENDMENT TO COMPANY'S
                           ARTICLES OF INCORPORATION

* WHAT IS THE PURPOSE OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION?

     The proposed amendment to the Company's Articles of Incorporation will permit the Company, at its election, to buy back shares of a fund from shareholders at the fund's per share net asset value. Under the amendment, the Board of Directors will have the authority to determine the circumstances under which the Company may redeem shareholder accounts. If shareholders approve the amendment, the Board of Directors intends to adopt a policy authorizing the Company to redeem and close accounts

       - with a value that falls below the Company's minimum investment requirement; or
       - that are held by shareholders that the Company believes are engaging in "market timing" or similar short-term trading practices.

     Although the amendment would provide the Board of Directors with the flexibility to establish other circumstances under which the Company may redeem shareholder accounts, the Board of Directors currently intends to limit the Company's authority to redeem to the circumstances described above. Attached as EXHIBIT A to the Proxy Statement is a copy of the proposed amendment.

*    WHY IS THE AMENDMENT NECESSARY TO CLOSE SMALL ACCOUNTS?

     The Company is organized as a Maryland corporation. Under Maryland law, a corporation is permitted to redeem its shares, at the election of the corporation's board of directors, if authorized in the corporation's articles of incorporation. Currently, the Company's Articles of Incorporation permit the Company, at its election, to redeem shares from a shareholder at a fund's per share net asset value ONLY if the shareholder owns fewer than ten full shares of the fund (500 shares in the case of the Money Market Fund).

     The limited power of the Company currently to redeem shares causes the Company to incur disproportionately high transfer agency costs for small accounts that have at least ten shares. Although the Company's minimum investment requirement is generally $3,000, currently there are approximately _____ shareholder accounts that have at least ten shares and an account value of less than $3,000. The effect of these small accounts is to increase the overall costs of operating the Fund and decrease returns for shareholders generally. Because of the limited redemption rights of the Company, there is currently no cost-effective means of closing these accounts.

     The Board of Directors intends to adopt a policy authorizing the Company to redeem any account of a fund that falls below the Company's minimum investment requirement for reasons other than market action. Those accounts exempt from the minimum investment requirement will also be exempt from the small account redemption policy. In all cases, a shareholder will be sent prior notice of a planned redemption of the shareholder's account.

* HOW WILL THE PROPOSED AMENDMENT BE USED TO STOP EXCESSIVE SHORT-TERM TRADING BY MARKET TIMERS?

     In addition to the cost of maintaining small accounts, a fund may be adversely affected by excessive short-term trading by shareholders. Short-term trading may take the form of frequent exchanges between funds or frequent redemptions followed by purchases of shares of the same fund. Often, this short-term trading activity is part of a "market-timing" strategy in which an investor tries to outperform the market by buying and selling large fund positions in anticipation of an imminent change in interest rates or stock prices. This type of trading is disruptive to a portfolio because it forces a manager to maintain high cash balances to satisfy the frequent trades by shareholders. In addition, short-term trading tends to increase the portfolio turnover rate of a fund, which in turn increases the fund's expenses and decreases returns for long-term investors. For these reasons, management feels strongly that the Fund should not be used as short-term trading vehicles by shareholders and that every effort should be made to protect the Fund from the harmful effects of market-timers.

     Currently, the Company's only available means of protecting the Fund from this type of activity is to refuse to sell shares to known market-timers. Because of the Company's limited power to redeem shareholder accounts, the Company cannot force a market-timer out of a fund in circumstances in which a market-timer maintains a minimum account balance, as described above. If the proposed amendment is approved by shareholders, it is anticipated that the Board of Directors will adopt a policy authorizing the Company to redeem accounts of any shareholder that the Company reasonably believes is engaging in market-timing investment practices using the Fund. In addition, the Company will continue its policy of refusing to sell shares to known market-timers.

*    WILL THE AMENDMENT AFFECT MY RIGHT TO REDEEM SHARES?

     No. Every shareholder will continue to have the right to redeem shares of the Fund at the Fund's per share net asset value on any day that the Fund is open for business, as explained more fully in the Fund's prospectus.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION?

     A majority of all shares of the Company outstanding as of the Record Date for the Shareholder Meeting must vote in favor of the proposal for the amendment to be approved. Shareholders of the other twelve funds offered by the Company, together with the Fund, will vote as a single class on the amendment to the Articles of Incorporation.

                                  PROPOSAL III

                    RATIFICATION OF SELECTION OF INDEPENDENT
                            ACCOUNTANTS FOR THE FUND

*    WHY  HAS  PRICEWATERHOUSECOOPERS  LLP  BEEN  SELECTED AS  THE  INDEPENDENT
     ACCOUNTANTS?

     PricewaterhouseCoopers LLP, independent accountants (PWC), has been selected by the Board of Directors as the auditors of the Fund. PWC was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. PWC also was selected because it serves as independent accountants to the Equity 500 Index Portfolio (Portfolio), the mutual fund into which the Fund invests its investable assets. By retaining PWC to audit the Fund, the Fund reaps the benefit of cost efficiencies resulting from the Fund using the same auditors as the Portfolio.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE FUND?

     A majority of the votes cast at a meeting at which a quorum is present is needed to ratify the selection of the auditors. All shares of the Fund will be voted as a single class of shares.

* WILL A REPRESENTATIVE FROM PWC BE AVAILABLE AT THE SHAREHOLDER MEETING FOR QUESTIONS?

     Yes. A representative  of PWC is expected to be present at the Shareholder
     Meeting  and  will  be  available  to  make   statements  and  respond  to
     appropriate questions presented by shareholders.

                      INTRODUCTION TO PROPOSALS IV(a)-(c)

While we encourage you to read the full text of this Proxy Statement, here's a brief overview of the three matters affecting the Fund and the Portfolio that require your vote.

*    HOW IS THE FUND DIFFERENT FROM OTHER FUNDS IN THE USAA FAMILY OF FUNDS?

     The Fund is different from any other fund in the USAA Family of Funds in that it operates as a "feeder fund" in a master-feeder fund arrangement in which the "master fund" is the Equity 500 Index Portfolio (Portfolio). The Portfolio is an open-end management investment company advised by Bankers Trust. All of the Fund's assets are invested in the Portfolio, which operates with the same investment objectives and policies as the Fund. The Fund is one of six shareholders in the Portfolio, just as you are one of many shareholders in the Fund.

* WHY AM I, AS A SHAREHOLDER OF THE FUND, BEING ASKED TO VOTE ON MATTERS HAVING TO DO WITH THE PORTFOLIO?

     As a shareholder of the Portfolio, the Fund has been asked to vote its shares in the Portfolio on each of the matters identified in Proposals IV
     (a)-(c) at a meeting of shareholders of the Portfolio to be held October 15, 1999. Pursuant to the requirements of the 1940 Act applicable to master-feeder fund arrangements, the Fund must vote its Portfolio shares in accordance with the directions received from the Fund's own shareholders. Consequently, we need your vote on this matter for direction as to how the Fund should vote its Portfolio shares.

*    HOW WILL THE FUND VOTE ITS PORTFOLIO SHARES?

     When you, as a shareholder of the Fund, cast your vote on this matter, you are instructing the Fund how it should vote its Portfolio shares. The Fund will vote its Portfolio shares in proportion to how all shareholders of the Fund vote. Therefore, it is very important that you vote on these matters and tell the Fund how you would like it to vote.

*    WHAT ARE THE THREE PORTFOLIO MATTERS ON WHICH I AM BEING ASKED TO VOTE?

     First, you are being asked to approve a new investment advisory agreement between Bankers Trust Company and the Portfolio. Second, you are being asked to elect the nine members of the Board of Trustees of the Portfolio (Portfolio Board). Finally, you are being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Portfolio.

     Keep in mind, however, that as of May 31, 1999, the Fund only owns approximately 41 % of the Portfolio. Therefore, other funds which are shareholders of the Portfolio could approve any or all of these three proposals, regardless of the Fund's vote.

* WHAT HAS HAPPENED THAT HAS BROUGHT ABOUT THE NEED TO VOTE ON SOME OF THESE MATTERS?

     On June 4, 1999, Bankers Trust Company (Bankers Trust or Adviser) became an indirect wholly owned subsidiary of Deutsche Bank, A.G. (Deutsche
     Bank). Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides, along with its various subsidiaries, a comprehensive range of global banking and financial services both domestically and abroad.

     As stated before, Bankers Trust currently serves as investment adviser to the Portfolio. As a result of the transaction discussed above (Merger), and applicable provisions of the 1940 Act, the investment advisory agreement between the Portfolio and Bankers Trust could be considered to have automatically terminated on June 4, 1999.

     To ensure that Bankers Trust may continue to serve as investment adviser to the Portfolio, it is necessary for shareholders of the Portfolio to approve a new investment advisory agreement with Bankers Trust (New Advisory Agreement). The following pages give you additional information on the Merger, Bankers Trust, the New Advisory Agreement, and certain other matters.

*    WHY AM I BEING ASKED TO VOTE ON THE NEW ADVISORY AGREEMENT?

     The 1940 Act, which regulates investment companies in the United States such as the Fund and the Portfolio, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. The Merger could be viewed as requiring shareholder approval of a new investment advisory agreement with respect to management of the Portfolio. The New Advisory Agreement became effective immediately upon consummation of the Merger and will continue in effect only upon approval of the Portfolio's shareholders (one of which is the Fund).

*    HOW DID THE MERGER AFFECT ME AS AN FUND SHAREHOLDER?

     The Fund and the Portfolio, as well as their investment objectives, have not changed as a result of the Merger. You still own the same shares in the Fund as you did prior to the Merger. The New Advisory Agreement contains substantially the same terms and conditions as the agreement in effect prior to the Merger, except for the dates of execution, effectiveness and initial term. If the New Advisory Agreement is approved by you the shareholders, the agreement will continue in effect as described above.

*    DO THE  FEES  PAID  TO  BANKERS  TRUST INCREASE  UNDER  THE  NEW  ADVISORY
     AGREEMENT?

     No, the advisory fees paid to Bankers Trust remain the same under the New Advisory Agreement.

*    WHAT ARE THE BENEFITS OF THE MERGER?

     There are several potential positive aspects of the Merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, such as asset management, custody, securities lending and related businesses. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products that other institutions might not be able to offer.

*    HOW DOES  THE  FUND'S  BOARD OF  DIRECTORS  RECOMMEND I VOTE ON  PROPOSALS
     IV(a)-(c)?

     AFTER GIVING CONSIDERATION TO THE PORTFOLIO BOARD'S RECOMMENDATIONS, THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT, "FOR" THE ELECTION OF THE TRUSTEE NOMINEES, AND "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO, ALL AS SET FORTH IN PROPOSALS IV(a)-(c).

                                 PROPOSAL IV(a)

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

THE NEW ADVISORY AGREEMENT WITH BANKERS TRUST WILL CONTAIN SUBSTANTIALLY THE SAME TERMS AND CONDITIONS, EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS AND INITIAL TERM, AS THE PRIOR INVESTMENT ADVISORY AGREEMENT PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE PORTFOLIO. AS MORE FULLY DISCUSSED BELOW, APPROVAL OF THE NEW ADVISORY AGREEMENT, WHICH PROVIDES FOR THE SAME SERVICES TO BE PROVIDED BY THE ADVISER AT THE SAME FEES, IS GENERALLY OCCASIONED BY THE MERGER PURSUANT TO WHICH BANKERS TRUST BECAME AN INDIRECT SUBSIDIARY OF DEUTSCHE BANK.

*    WHAT IS THE RELATIONSHIP BETWEEN THE PORTFOLIO AND BANKERS TRUST?

     Prior to June 4, 1999, Bankers Trust served as investment adviser to the Portfolio pursuant to an investment advisory agreement (Prior Advisory Agreement) between Bankers Trust and the Portfolio. The Prior Advisory Agreement was initially approved by the Portfolio Board, including a majority of its trustees who are not "interested persons" (Independent Trustees) of the Portfolio or the Fund, respectively (as defined under the 1940 Act).

     The following table lists:  (i) the date of the Prior Advisory  Agreement;
     (ii) the most recent date on which the Prior Advisory Agreement was approved by the Portfolio Board, including a majority of its Independent Trustees, and shareholders; and (iii) the amount paid by the Portfolio to Bankers Trust for services rendered pursuant to the Prior Advisory Agreement (for the Portfolio's last fiscal year):

===============================================================================
                        Date Last Approved by                  Fee
                             Portfolio's

-------------------------------------------------------------------------------
    Date of Prior
      Advisory                                           Before     After
      Agreement         Trustees   Shareholders          Waiver     Waiver
-------------------------------------------------------------------------------

       4/8/92            3/8/99       4/8/92             0.075      0.055
===============================================================================

*    WHAT ARE THE DETAILS OF THE MERGER?

     On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (Merger Agreement). Pursuant to the terms of the Merger Agreement, Circle
     Acquisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into Bankers Trust Corporation (BT Corporation) on June 4, 1999, with BT Corporation continuing as the surviving entity (Merger). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

     As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, funds management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The
     (DBG) Deutsche Bank Group's capital and reserves at March 31, 1999, were US $19.6 billion.

*    HOW AND WHY DOES THE MERGER IMPACT THE PRIOR ADVISORY AGREEMENT?

     Section 15(a) of the 1940 Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company...."  Section  15(a)(4) of the 1940 Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the 1940 Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

     While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the 1940 Act as of June 4, 1999. Specifically, as Bankers Trust is a
     wholly owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

     On May 25, 1999, the Adviser was granted an exemptive order (Exemptive Order) by the SEC permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved or disapproved by the shareholders of the Portfolio (Interim Period). Under the terms of the Exemptive Order, the Adviser was allowed to receive advisory fees during the Interim Period pursuant to the New Advisory Agreement, provided that these fees would be held in escrow pending shareholder approval of the New Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Portfolio and paid to the Adviser under the New Advisory Agreement have been held in an interest-bearing escrow account and the Portfolio expects to continue to deposit these fees in such account until approval of the New Advisory Agreement by the shareholders of the Portfolio has been obtained. If the New Advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Portfolio. As of [_________,] 1999, the amount in escrow totaled $[_____].

*    ARE WE BEING ASKED TO APPROVE THE MERGER OR THE MERGER AGREEMENT?

     No. The Fund, as shareholder of the Portfolio, is not being asked to approve or disapprove the Merger or the Merger Agreement; rather, the shareholders of the Fund are being asked to approve and continue the New Advisory Agreement for the Portfolio.

* IS THE NEW ADVISORY AGREEMENT SUBSTANTIVELY THE SAME AS THE PRIOR ADVISORY AGREEMENT?

     YES. OTHER THAN THE DATES OF EXECUTION, EFFECTIVENESS, AND INITIAL TERM OF THE AGREEMENT, THE NEW ADVISORY AGREEMENT, WHICH HAS BEEN IN EFFECT SINCE JUNE 4, 1999, CONTAINS SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE PRIOR ADVISORY AGREEMENT. The advisory fee rate charged to the Portfolio under the Prior Advisory Agreement has continued to apply under the New Advisory Agreement. In addition, the Adviser has advised the Portfolio that they can expect to continue to receive the same level and quality of services under the New Advisory Agreement as it received under the Prior Advisory Agreement. The Adviser has represented to the Portfolio Board that in the event of any material change in the investment management personnel of the Adviser responsible for providing services to the Fund, the Adviser will apprise and consult with the Portfolio Board to ensure that the Portfolio Board, including a majority of its Independent Trustees, is satisfied that the services provided by the Adviser will not be diminished in scope and quality.

*    GENERALLY, WHAT DOES THE NEW ADVISORY AGREEMENT PROVIDE?

     The New Advisory Agreement, the form of which is attached to this Proxy Statement as EXHIBIT B, became effective as of June 4, 1999, the date of the consummation of the Merger. If shareholders of the Fund approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Portfolio Board, provided that it is also approved by a majority of the Independent Trustees. The terms and conditions of the New Advisory Agreement, other than its date of execution, effectiveness and initial term, are substantially the same as the Prior Advisory Agreement.

     Under the terms of the New Advisory Agreement, as under the Prior Advisory Agreement, Bankers Trust agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Portfolio Board, Bankers Trust agrees (a) to conform to all applicable rules and regulations of the SEC, including all applicable provisions of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and will conduct its activities under the New Advisory Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the Portfolio's investment objectives and policies as stated in prospectuses and statements of additional information of the Fund, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the SEC and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for each Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by each Portfolio, and (e) maintain books and records with respect to the securities transactions of each Portfolio and render to the Portfolio Board such periodic and special reports as they may request.

*    WILL THE ADVISORY FEES REMAIN THE SAME UNDER THE NEW ADVISORY AGREEMENT?

     YES. THE INVESTMENT ADVISORY FEE RATE CHARGED TO THE PORTFOLIO UNDER THE NEW ADVISORY AGREEMENT IS THE SAME AS THE ADVISORY FEE RATE CHARGED UNDER THE PRIOR ADVISORY AGREEMENT. Bankers Trust is paid a fee under the New Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.075% of the average daily net assets of the Portfolio.

*    FOR HOW LONG WILL THE NEW ADVISORY AGREEMENT REMAIN IN EFFECT?

     If approved, the New Advisory Agreement will remain in effect until June 4, 2001 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (a) by the Portfolio Board or by the holders of a majority of the Portfolio's respective outstanding voting securities (I.E., certain mutual funds of which the Fund is one), and (b) by a majority of the Independent Trustees who are not parties to such contract or agreement, or "interested persons" (as defined in the 1940
     Act) of any  such  party.  Like  the  Prior  Advisory  Agreement,  the New
     Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio Board or by a "majority" vote of the shareholders of the Portfolio (as defined in the 1940 Act) or upon 60 days' written notice by the Adviser.

*    IS THE NEW ADVISORY AGREEMENT EXCLUSIVE?

     No. The services of the Adviser are not deemed to be exclusive and nothing in the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

* WHO IS RESPONSIBLE FOR PAYING EXPENSES INCURRED UNDER THE NEW ADVISORY AGREEMENT?

     The Adviser is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio Board. The Portfolio also pays any extraordinary expenses incurred.

*    WHAT ARE SOME OTHER TERMS OF THE NEW ADVISORY AGREEMENT?

     Under the New Advisory Agreement, the Adviser will exercise its best judgment in rendering its advisory services. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relate, provided that nothing therein shall be deemed to protect or purport to protect the Adviser against any liability to the Portfolio or to its shareholders to which the Adviser could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under the New Advisory Agreement.

*    WHO IS BANKERS TRUST?

     Bankers  Trust is the  principal  banking  subsidiary  of BT  Corporation.
     Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Portfolio, Bankers Trust serves as investment adviser to 45 other investment companies. As of March 31, 1999, Bankers Trust had over $[330] billion of assets under management, including $[____] of assets in the Portfolio.

     The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below. Except as otherwise indicated, the business address of the individuals named below is 130 Liberty Street, New York, NY 10006.

NAME AND ADDRESS
----------------

Josef Ackermann                         Member, Board of Managing Directors
                                        Deutsche Bank AG

Robert B. Allardice III                 Executive Vice President
Deutsche Bank                           Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019

George B. Beitzel                       Director or various corporations
29 King Street
Chappaqua, NY  10514-3432

William R. Howell                       Chairman Emeritus, J.C. Penney Company,
J.C. Penney Company, Inc.               Inc.
P.O. Box 10001
Dallas, TX 75301-1109

Hermann-Josef Lamberti                  Member, Board of Managing Directors
Deutsche Bank AG                        Deutsche Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany

Frank N. Newman*                        Chairman of the Board, Chief Executive
Bankers Trust Company                   Officer and President, Bankers Trust
130 Liberty Street                      Corporation and Bankers Trust Company
New York, NY  10006

John A. Ross                            Regional Chief Executive Officer
Deutsche Bank                           Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY  10019
------------------------

* Effective June 30, 1999, Frank N. Newman resigned as Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company. It is anticipated that the vacancies that resulted from Mr. Newman's resignation will be filled at the next meeting of the Board of Directors of Bankers Trust Corporation and Bankers Trust Company, which is currently scheduled to take place on July 22, 1999.

In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Portfolio.

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services). The Portfolio Board has not been advised by the Adviser of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Portfolio.

The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolio Board must not be "interested persons" of the Adviser within the meaning of the 1940 Act. All current members of the Portfolio Board are not, and have continued not to be since the Merger, "interested persons" of the Adviser.

* ARE THERE ANY MATTERS WHICH COULD AFFECT BANKERS TRUST'S ABILITY TO MANAGE THE PORTFOLIO?

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolio or the Fund. The SEC has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. [If the SEC refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Portfolio Boards].

*    HOW DOES THE PORTFOLIO BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

     At a meeting of the Portfolio Board held on March 8, 1999, called for the purpose of, among other things, voting on approval of the New Advisory Agreement, the Portfolio Board unanimously approved the New Advisory Agreement. In reaching this conclusion, the Portfolio Board obtained from BT Corporation, Deutsche Bank, and the Adviser such information as they deemed reasonably necessary to approve the Adviser as investment adviser to the Portfolio and considered a number of factors, including, among other things, the continuity of the management of the Portfolio after the Merger; the nature, scope, and quality of services that the Adviser would likely provide to the Portfolio; the quality of the personnel of the Adviser; the Adviser's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New Advisory Agreement contains substantially the same terms and conditions as the Prior Advisory Agreement. Based on the factors discussed above and others, the Portfolio Board determined that the New Advisory

     Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders (I.E., the Fund).

     In addition, at meetings held on March 24, 1999 and April 21, 1999, the Portfolio Board, including the disinterested directors, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

     THEREFORE, AFTER CAREFUL CONSIDERATION, THE PORTFOLIO BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT AS SET FORTH IN THIS PROPOSAL.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO APPROVE THE NEW ADVISORY AGREEMENT?

     Approval of the New Advisory Agreement will require the "yes" vote of a "majority of the outstanding voting securities" of the Portfolio, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present by not voting, any abstentions and broker non-votes will have the effect of votes against Proposal IV(a), which requires the approval of a specified percentage of the outstanding shares of Portfolio.

*    WHAT HAPPENS IF THE NEW ADVISORY AGREEMENT IS APPROVED FOR NOT APPROVED?

     If the New Advisory Agreement is approved by you the shareholders, the New Advisory Agreement will continue in effect as described above. If a New Advisory Agreement is not approved by the shareholders of the Portfolio, the advisory fees held in escrow with respect to the agreement will be paid over to the Portfolio. In such event, the Portfolio Board will consider what other action is appropriate based upon the interests of the shareholders.

     Keep in mind, however, that the Fund only owns approximately 41% of the Portfolio. Therefore, other funds which are shareholders of the Portfolio could approve the New Advisory Agreement, regardless of the Fund's vote.

                                 PROPOSAL IV(b)

                       ELECTION OF THE BOARD OF TRUSTEES
                                OF THE PORTFOLIO

*    WHAT ARE SOME DETAILS OF THE ELECTION OF THE TRUSTEES?

     Nine Trustees (the Trustee Nominees), constituting the entire Portfolio Board, are to be elected at a special meeting (Special Meeting) of the Portfolio to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees of the Portfolio Board and nominated by the Portfolio Board at a meeting held on March 8, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years, and certain of their other affiliations are provided below. Of the nine Trustee Nominees, Kelvin J. Lancaster, Mr. Dill, and Mr. Saunders are currently Trustees of the Portfolio. No Trustee or Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Portfolio Board. If any Trustee Nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Portfolio Board may recommend.

*    WHO ARE THE TRUSTEE NOMINEES?

     The following table sets forth the names, ages, position with the Portfolio, and principal occupation of each Trustee Nominee:

                                TRUSTEE NOMINEES

                                                        MEMBERSHIPS ON THE BOARD
                                                        OF OTHER REGISTERED
                 POSITION WITH  PRINCIPAL OCCUPATION    COMPANIES AND OTHER
NAME AND AGE     THE PORTFOLIO  DURING LAST FIVE YEARS  PUBLICLY HELD COMPANIES
-------------------------------------------------------------------------------

S. Leland Dill    Trustee of    Retired; Director, Coutts        None
Age: 69           Portfolio     (U.S.A.) International;
                  Since 19xx    Director, Zweig Series
                                Trust; formerly Partner
                                of KPMG Peat Marwick;
                                Director, Vintner
                                International Company
                                Inc.; Director, Coutts
                                Trust Holdings Ltd;

                                General Partner of Pemco
                                (an investment company
                                registered under the Act)

Martin J. Gruber                Nomura Professor of Finance,     Trustee, TIAA
Age: 61                         Leonard N. Stern School of       Trustee, Cowen
                                Business, New York University    Mutual Funds;
                                (since 1964)                     Trustee, Japan
                                                                 Equity Fund;
                                                                 Trustee, Taiwan
                                                                 Equity Fund

Richard Hale*                   Managing Director, BT            [To Come]
Age: 53                         Alex. Brown

Richard J. Herring              Jacob Safra Professor of         None
Age: 53                         International Banking, Finance
                                Department, and Vice Dean,
                                The Wharton School, University of
                                Pennsylvania (since 1972)

Bruce E. Langton                Retired; Trustee, Allmerica      None
Age: 68                         Financial Mutual Funds

Philip Saunders,  Trustee       Principal, Philip Saunders       None
Jr.               of Trust      Associates (Economic and
Age 63            and           Financial Analysis);
                  Portfolio's   former Director of Financial
                  Since 19xx    Industry Consulting, Wolf &
                                Company; President, John
                                Hancock Home Mortgage
                                Corporation; and Senior Vice
                                President of Treasury and
                                Financial Services, John
                                Hancock Mutual Life Insurance
                                Company, Inc.

Harry Van Benschoten            Retired (since 1987); Director,  None
Age: 71                         Canada Life Insurance Corporation
                                of New York
______________

*    "Interested Person" within the meaning of Section 2(a)(19) of the Act.
+    Member of the Audit Committee of the Portfolio Board.


*    DOES THE PORTFOLIO BOARD HAVE ANY COMMITTEES, AND IF SO, HOW OFTEN DO THEY
     MEET?

     The Portfolio Board has established an Audit Committee that meets with the Portfolio's independent accountants to review the financial statements of the Portfolio, the adequacy of internal controls and the accounting procedures and policies of the Portfolio, and reports on these matters to the Portfolio Board. The Portfolio Board does not have compensation or nominating committees. During 1998, the Portfolio Board held eight meetings and the Audit Committee held two meetings. [Require information on percentage of attendance at Portfolio Board and Audit Committee meetings - any Trustee who attended less than 75% of applicable meetings].

     The following table sets forth the compensation received by the Trustee Nominees for their services to the Portfolio during the most recent fiscal year. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Portfolio.

                    AGGREGATE     PENSION OR
                   COMPENSATION   RETIREMENT     ESTIMATED ANNUAL    TOTAL
                    FROM THE   BENEFITS ACCRUED   BENEFITS UPON   COMPENSATION
 NAME OF TRUSTEE    PORTFOLIO  AS PART OF TRUST    RETIREMENT   PAID TO TRUSTEES
--------------------------------------------------------------------------------
Charles P. Biggar      $1,148        n/a             n/a               $36,250
S. Leland Dill         $  971        n/a             n/a               $36,250
Martin J. Gruber       n/a           n/a             n/a               n/a
Richard Hale           n/a           n/a             n/a               n/a
Richard J. Herring     n/a           n/a             n/a               n/a
Kelvin J. Lancaster    n/a           n/a             n/a               n/a
Bruce E. Langton       n/a           n/a             n/a               n/a
Philip Saunders, Jr.   $  977        n/a             n/a               $36,250
Harry Van Benschoten   n/a           n/a             n/a               na/

     The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years.

NAME AND AGE                    POSITION WITH TRUST AND PRINCIPAL OCCUPATIONS
------------                    ----------------------------------------------
John A. Keffer                  President and Chief Executive Officer since ___;
Age: 56                         President, Forum Financial Group L.L.C.;
                                President, ICC Distributors, Inc.

Daniel O. Hirsch                Secretary since 1998; Principal, BT
Age: 45                         Alex Brown since July 1998; Associate General
                                Counsel, Office of General Counsel, United
                                States Securities and Exchange Commission,
                                1993-1998.]

Charles Rizzo                   [Bio to come]
Age: [__]

*    HOW DOES THE PORTFOLIO BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

     AFTER  CAREFUL   CONSIDERATION,   THE  PORTFOLIO   BOARD,   INCLUDING  ITS
     INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEES AS SET FORTH IN THIS PROPOSAL.

     At a meeting of the Portfolio Board held on March 8, 1999, the Portfolio Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Portfolio Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Portfolio Board; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Portfolio; and the desirability of maintaining compliance with Section 15(f) of the 1940 Act. Based on the factors discussed above and others, the Portfolio Board determined that the election of the Trustee Nominees is in the best interest of the Portfolio and its shareholders.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO APPROVE THE ELECTION OF THE BOARD OF TRUSTEES?

     Approval of Proposal IV(b) requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's feeder funds (of which the Fund is one) voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on this proposal.

*    WHAT HAPPENS IF A TRUSTEE NOMINEE IS OR IS NOT ELECTED?

     If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Portfolio Board will consider what action is appropriate based upon the interests of the Portfolio's shareholders.

                                 PROPOSAL IV(c)

          RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS
                               FOR THE PORTFOLIO

*    WHY  HAS  PRICEWATERHOUSECOOPERS  LLP  BEEN  SELECTED  AS  THE INDEPENDENT
     ACCOUNTANTS?

     The Portfolio Board, including a majority of its Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (PWC) to serve as independent accountants for the Portfolio for the current fiscal year. PWC has served as independent accountants of the Portfolio since the Portfolio's inception.

*    HOW DOES THE PORTFOLIO BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

     THE PORTFOLIO BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE PORTFOLIO.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS FOR THE PORTFOLIO?

     Approval of this Proposal IV(c) requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio's various feeder funds (of which the Fund is one) voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on this proposal.

* WILL A REPRESENTATIVE FROM PWC BE AVAILABLE AT THE SPECIAL MEETING FOR QUESTIONS?

     One or  more  representatives  of  PWC  are  expected  to be  present  (or available by telephone) at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

Further Information About Voting and the Shareholder Meeting

QUORUM AND METHODS OF TABULATION. With respect to Proposals I, II, and III, a majority of the shares of the Company entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Shareholder Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter but will be included in determining the number of shares outstanding and the number of shares present for purposes of the proposals described herein. Proposals I and III require a vote based on the total votes cast. Approval of Proposal II requires approval by a majority of all shares of the Company outstanding as of the Record Date. As a result, abstentions will assist the Company in obtaining a quorum, but will have no effect on the outcome of Proposals I and III. With respect to Proposal II, abstentions will have the effect of a "no" vote. Broker "non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event a quorum is not present at the Shareholder Meeting or in the event a quorum is present at the Shareholder Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote of a majority of those shares of the Company present at the Shareholder Meeting in person or by proxy and entitled to vote thereon.

With respect to Proposals IV(a) to (c), the Company is seeking directions from you, the shareholders of the Company, as to how the Company, as a shareholder of the Portfolio, should vote its Portfolio shares. The Company intends to vote all of its shares in the Portfolio proportionately in accordance with the directions received from the Companys shareholders, regardless of the percentage of shareholders of the Company that provide directions on these
Proposals. Accordingly, a failure by a shareholder to vote or provide directions on these Proposals will not affect the manner in which the Company votes its Portfolio shares.

OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the Shareholder Meeting. However, if any other matters properly come before the Shareholder Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, employees of IMCO and/or an outside proxy solicitation service may solicit proxies by telephone. Your Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number IMCO has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. In addition, shareholders may cast their vote through the Internet by going to www.proxyvote.com.

The Board of Directors has adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your Fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in solicitating instructions from their principals. [Your Fund has retained at their expense __________ (name, address) to aid in the solicitation instructions for nominee accounts, for a fee not to exceed $_____ plus reasonable out-of-pocket expenses for mailing and phone costs. Your Fund has also retained __________________________ (name, address) to aid in the solicitation instructions for registered accounts for a fee not to exceed $_____ plus reasonable out-of-pocket expenses.

REVOCATION OF PROXIES. Proxies, including proxies given on our web site or by telephone, may be revoked at any time before they are voted by a written revocation received by your Fund, by properly executing a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT SHAREHOLDER MEETINGS. Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required, and your Fund does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your Fund within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Company may request a shareholder meeting at any time for the purpose of voting to remove one or more of the directors. The Company will assist in communicating to other shareholders about such meeting.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORTS FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF THEIR SEMIANNUAL REPORTS FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA MUTUAL FUND, INC., 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-531-8181.

Further Information About Your Fund

COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee and a Corporate Governance Committee. Between the meetings of the Board of Directors and while it is not in session, the Executive Committee may exercise all of the powers of the Board of Directors in the management of the business of the Company, which may be delegated to it by the Board of Directors. The Executive Committee consists of four directors, currently Messrs. Davis, Roth, Saunders, and Freeman.

The Audit Committee consists of four directors, currently Messrs. Freeman, Mason, and Zucker and Mrs. Dreeben, none of whom is an "interested person" of the Company. The Audit Committee (a) selects an external auditor; (b) reviews and approves and annual audit plan; (c) reviews summaries of financial results;
(d) reviews the reports of the auditors; and (e) undertakes such studies and analyses of various matters as shall from time to time be deemed necessary by the Board of Directors, and makes appropriate recommendations to the Board of Directors on such matters.

The Pricing and Investment Committee consists of five Directors, currently Messrs. Saunders, Freeman, Mason, and Zucker, and Mrs. Dreeben. The Pricing and Investment Committee (a) acts upon and deals with certain questions, issues, and matters that may arise under Rule 2a-7 and the "Procedures to Stabilize Net Asset Value" adopted by the Company as it impacts money market funds; and (b) considers and acts upon such investment issues and matters as may be presented relevant to the Fund.

The Corporate Governance Committee consists of all the directors who are not "interested persons" of the Company, which presently consists of Messrs. Freeman, Mason, and Zucker, and Mrs. Dreeben. Its purpose is to maintain oversight of the organization and performance of the Board of Directors; to evaluate the effectiveness of the Board of Directors, and to ensure that the Board of Directors conducts itself ethically and in accordance with applicable laws; to establish a policy on its tenure and term limitations for independent directors; to recommend candidates to fill vacancies for independent directorship positions of the Board of Directors; and to consider and act upon such other issues as may be presented to it by the Board of Directors.

OFFICERS AND OTHER INFORMATION. In addition to officers that are directors, the officers of the Company are as follows:

                                                    YEAR FIRST
NAME AND AGE               OFFICE                 ELECTED TO OFFICE
------------               ------                 -----------------

Michael D. Wagner (51)     Secretary                    1983
Alex M. Ciccone (48)       Assistant Secretary          1995
Mark S. Howard (35)        Assistant Secretary          1997
Sherron A. Kirk (54)       Treasurer                    1992
Caryl Swann (51)           Assistant Treasurer          1998

Due to their affiliation with the Company's investment adviser, IMCO, the Company's officers receive no compensation from the Company for their services.

In addition to the previously listed directors and/or officers of the Company who also serve as directors and/or officers of IMCO, the following individuals are directors and/or executive officers of IMCO: Carl W. Shirley, Senior Vice
President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the directors, officers, and managerial level employees of the Company or IMCO.

                                   EXHIBIT A

           PROPOSED AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION

               Proposed Amendment to Section 6.2(h) of Article VI
                of the Articles of Incorporation of USAA Mutual
                                   Fund, Inc.

Delete existing Section 6.2 (h) in its entirety and substitute the following:

         (h) REDEMPTION BY CORPORATION. The Corporation may redeem Shares of any class from a holder of such Shares at the net asset value per Share in accordance with such terms and conditions as may be determined from time to time by the Board of Directors. Upon redemption of Shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

                                 EXHIBIT B

                         FORM OF NEW ADVISORY AGREEMENT

     AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and BANKERS TRUST COMPANY (herein called the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

     WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The Investment Adviser further agrees that:

     (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

     (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion; and

     (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the Trust's Board of Trustees such periodic and special reports as the Board may request; and

     3. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request of the Trust. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

     5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

     7. LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER: INDEMNIFICATION.

         (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

         (b) Subject to the exceptions and limitations contained in Section 7(c) below:

              (i) the Investment Adviser (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Adviser of the Fund, and against amounts paid or incurred by him in the settlement thereof;

              (ii)the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No  indemnification  shall  be  provided  hereunder  to a  Covered
Person:

              (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

              (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A)  by the court or other body approving the settlement; or

                (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

         (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the Trust on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

     8. DURATION AND TERMINATION. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the Trust at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment' shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

     9. AMENDMENT OF THIS AGREEMENT. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

     10. REPRESENTATIONS AND WARRANTIES. The Investment Adviser hereby represents and warrants as follows:

         (a) The Investment  Adviser is exempt from registration under the 1940
Act:

         (b) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

         (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

         (d) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

      11. COVENANTS. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (a) The Investment Adviser shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

         (b) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

     12. NOTICES. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 or (b) to the Trust, c/o BT Alex. Brown, Inc., One South Street, Baltimore, Maryland 21202.

     13. WAIVER. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the Trust under this Agreement.

     14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the _____________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated ______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            [Trust Name]



                                            By: _____________________________
                                                       Name:
                                                      Title:

                                            BANKERS TRUST COMPANY



                                            By:______________________________
                                                      Name:
                                                     Title:

                                   EXHIBIT A

                                       TO

                         INVESTMENT ADVISORY AGREEMENT

                        MADE AS OF ____________________

                                    BETWEEN

                     [Trust Name] AND BANKERS TRUST COMPANY


         FUND                                        INVESTMENT ADVISORY FEE
         ----                                        -----------------------

34415-0899                                     44

                                                               PRELIMINARY COPY
USAA     USAA
EAGLE    INVESTMENT
LOGO     MANAGEMENT
         COMPANY

9800 Fredericksburg Road
San Antonio, TX 78288

                             USAA MUTUAL FUND, INC.
                              S&P 500 INDEX FUND
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288

                       PROXY FOR THE SHAREHOLDER MEETING
               2 p.m., Central Standard Time, on October 15, 1999


The undersigned hereby appoints Michael J.C. Roth, John W. Saunders, Jr., and Howard L. Freeman, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated shareholder meeting, and at any and all adjournments or postponements thereof (the Shareholder Meeting), on the matters set forth in this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Shareholder Meeting and upon such other matters as may properly be brought before the Shareholder Meeting. This proxy revokes all prior proxies given by the undersigned.

In lieu of completing, signing and mailing this proxy card, you may cast your votes by calling toll-free 1-800-690-6903 or accessing the web site at www.proxyvote.com.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II, III and IV (a)-(c). All ABSTAIN votes will be counted only in determining the existence of a quorum at the Shareholder Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUNDS.

THE  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR  PROPOSALS  I, II,  III and IV
(a)-(c).

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The appointed proxies will vote on any other business as may properly come before the Shareholder Meeting or any adjournment thereof.

TO VOTE, MARK BLOCK IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETATCH AND RETURN THIS PORTION ONLY

USAA MUTUAL FUND, INC.

Vote on Directors
                                                For  Withhold  For All
I.   Election of Messrs. 01) Davis, 02) Roth,   All     All    Except:
     03) Peebles, 04)Reimherr, 05) Zucker,
     06) Dr. Mason, and 06) Mrs. Dreeben to    [  ]   [  ]     [  ]
     the Board of Directors of USAA Mutual
     Fund, Inc.
                                               To withhold authority to vote,
                                               mark "For All Except" and write
                                               the nominee's number on the line
                                               below:
                                               ________________________________

Vote on Proposals                                        For  Against   Abstain

II.  Approval of an amendment to the Company's
     Articles of Incorporation to permit the
     Company to redeem shareholder accounts under
     terms and conditions established by the Board
     of Directors.                                      [  ]    [  ]      [  ]

III. Ratification of the selection of PWC LLP
     as the independent accountants of the S&P          [  ]    [  ]      [  ]
     500 Index Fund.

IV.  Equity 500 Index Portfolio matters:

     a. Approval of a new investment advisory agreement between the Equity 500 Index
        Portfolio and Bankers Trust Company.

     b. The election of nine Trustees of the Portfolio.

     c. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Portfolio.

Receipt of the Notice of Meeting and the Proxy Statement, dated __________, 1999, is hereby acknowledged.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.
 ___________________________________          _________________________________
|                                   |        |                                 |
|___________________________________|        |_________________________________|
 Signature [PLEASE SIGN WITHIN BOX] Date     Signature (Joint Owners)      Date